Exhibit 10 (x)

MOUNTAIN VALLEY PIPELINE, LLC

TRANSPORTATION SERVICE AGREEMENT

APPLICABLE TO FIRM TRANSPORTATION

SERVICE UNDER RATE SCHEDULE FTS

Contract No.‐‐‐‐‐‐‐‐‐‐‐ ‐CW2247649-1465

Dated 10/17/2017

(1)	This Agreement is entered into by and between Mountain Valley Pipeline, LLC (“MVP”) and Roanoke Gas Company (“Customer”).

(2)	Agreement (CHECK ONE)

_X__          This is a new Agreement.

___          This Agreement supersedes, terminates, and cancels Contract No. _____, dated _____________. The superseded contract is no longer in effect.

(3)

Service under this Agreement is provided pursuant to Subpart B or Subpart G of Part 284, Title 18, of the Code of Federal Regulations. Service under this Agreement is in all respects subject to and governed by the applicable Rate Schedule and the General Terms and Conditions of the MVP FERC Gas Tariff (“Tariff”) as they may be modified from time to time and such are incorporated by reference. In the event that language of this Agreement or any Exhibit conflicts with MVP’s Tariff, the language of the Tariff will control.

(4)

MVP shall have the unilateral right to file with the Commission or other appropriate regulatory authority, in accordance with Section 4 of the Natural Gas Act, changes in MVP’s Tariff, including both the level and design of rates, charges, Retainage Factors and services, and the General Terms and Conditions.

(5)	Customer’s Maximum Daily Quantity (“MDQ”) of natural gas transported under this Agreement shall be the MDQ stated in Exhibit A to this Agreement.

(6)	The effective date, term and associated notice and renewal provisions of this Agreement are stated in Exhibit A to this Agreement.

(7)	The Receipt and Delivery Points are stated in Exhibit A to this Agreement.

(8)

Customer shall pay MVP the maximum applicable rate (including all other applicable charges and Retainage Factors authorized pursuant to Rate Schedule FTS and the Tariff) for services rendered under this Agreement, unless Customer and MVP execute Optional Exhibit B (Discounted Rate Agreement) or Optional Exhibit C (Negotiated Rate Agreement).

(9)

Exhibits are incorporated by reference into this Agreement upon their execution. Customer and MVP may amend any attached Exhibit by mutual agreement, which amendments shall be reflected in a revised Exhibit, and shall be incorporated by reference as part of this Agreement.

IN WITNESS WHEREOF, Customer and MVP have executed this Agreement by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	MOUNTAIN VALLEY PIPELINE, LLC :
By _John S. D'Orazio 27 NOV 2017____________	By _Jeremiah J. Ashcroft 11/29/2017________
(Date)	(Date)
Title _President and CEO_______________________	Title _President_____________________________

EXHIBIT A

to the

TRANSPORTATION SERVICE AGREEMENT

between MOUNTAIN VALLEY PIPELINE, LLC

and

Roanoke Gas Company,

pursuant to Rate Schedule FTS

Contract No. 1465 Dated 10/17/2017

Date of this Exhibit A: 4/15/2024

Effective Date of this Exhibit A: See Section 4 Below

Supersedes Exhibit A Dated: 10/17/2017

(1)	Notices and Correspondence shall be sent to:

Mountain Valley Pipeline, LLC

2200 Energy Drive

Canonsburg, PA 15317

Attn: Gas Transportation Dept.

Phone: (412) 395-3230

E-mail Address: TransportationServices@equitransmidstream.com

Roanoke Gas Company

519 Kimball Avenue NE

Roanoke, Virginia 24016

Representative: Paul Schneider

Phone: (540) 777-3993

Facsimile: (540) 777-2636

E-mail Address: paul_schneider@roanokegas.com

DUNS:

Federal Tax I.D. No.: 54-0359895

Other contact information if applicable:

(2)	Maximum Daily Quantity (“MDQ”): ‐‐‐15,000 Dth Effective Date: See Section 4 Below

(3)	Primary Receipt and Delivery Point(s):

Primary Receipt Point(s)**                                                               Effective

(Meter No. and/or Meter Name)                  MDQ Allocation                           Date

50002N – Mobley Run                            15,000 Dth                                    See Section 4 Below

** Receipt point MDQs do not include quantities required for Retainage.

Primary Delivery Point(s)                                                               Effective

(Meter No. and/or Meter Name)                  MDQ Allocation                           Date

9012610 – Cherrystone                           15,000 Dth                                    See Section 4 Below

(4)

Effective Date and Term: This Exhibit A is effective the later of (i) November 1, 2018 or (ii) the first day of the month immediately following the date on which MVP is authorized by FERC to commence service on the Project facilities and MVP is first able, in its reasonable judgment, to provide Customer with its full 15,000 Dth/day MDQ of firm transportation service from 50002N – Mobley Run to 9012610 – Cherrystone utilizing the Project Capacity and continues in full force and effect for a primary period of twenty (20) years.* For agreements twelve (12) months or longer, Customer and/or MVP may terminate the agreement at the end of the primary term by providing at least six (6) months prior written notice of such intent to terminate.

At the expiration of the primary term, this Exhibit A has the following renewal term

(choose one):

X no renewal term

____ through _______________ [insert date]*

____ for a period of _______________ [insert length of renewal term]*

____ year to year* (subject to termination on ____months prior written notice)

____ month to month (subject to termination by either party upon ___ days written notice prior to contract expiration)

____ other (described in section 6 below)

* In accordance with Section 6.21 of the General Terms and Conditions, a right of first refusal may apply; any contractual right of first refusal will be set forth in Section (5) of this Exhibit A.

(5)	Other Special Provisions:

Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Precedent Agreement dated October 1, 2015 between the parties and any amendment or restatements thereto and any superseding agreements.

Customer shall have the right of first refusal with respect to the MDQ at the expiration of the Primary Term at the maximum recourse rate in accordance with MVP’s FERC Gas Tariff.

This Agreement incorporates the Credit Agreement dated October 1, 2015 entered into by and between MVP and Customer and any amendment or restatements thereto and any superseding agreements.

IN WITNESS WHEREOF, Customer and MVP have executed this Exhibit A by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	MOUNTAIN VALLEY PIPELINE, LLC: By and through its operator, EQM Gathering Opco, LLC
By _/s/ Paul W. Nester 23 APR 2024___________	By _________________________________
(Date)	(Date)
Title _President and CEO________________________	Title ________________________________

OPTIONAL EXHIBIT C

to the

TRANSPORTATION SERVICE AGREEMENT

between MOUNTAIN VALLEY PIPELINE, LLC

and

Roanoke Gas Company,

pursuant to Rate Schedule FTS

Contract No. 1465 Dated 10/17/2017

Date of this Optional Exhibit C: 4/15/2024

Effective Date of this Optional Exhibit C: See Section 3 Below

Supersedes Optional Exhibit C Dated: 10/17/2017

Negotiated Rate Agreement

(1)	In accordance with Section 6.27 of the General Terms and Conditions of MVP’s Tariff, MVP and Customer agree that the following negotiated rate provisions will apply under the Agreement:
Rates Effective for the forward-haul path beginning at 50002N – Mobley Run and terminating at 9012610 – Cherrystone, including all receipt and delivery points within the forward-haul path:
Monthly Reservation Rate $23.22 per MDQ
Commodity Rate $0.00 per Dth
Authorized Overrun Rate $0.85 per Dth

Reservation Charge Credits

Customer shall not be entitled to reservation charge credits in the event of a service outage affecting the transportation service to be provided under this Agreement.

Retainage and Other Charges

In addition to the fixed Monthly Reservation rate as set forth in the FERC Gas Tariff or as otherwise agreed to by MVP and Customer, Customer shall pay for all Project service: (1) actual fuel and lost and unaccounted for gas to recover fuel usage, lost and unaccounted for gas on the Project (“Retainage Factor”), (2) the applicable FERC ACA surcharge, and (3) any future surcharges approved by FERC.

Upon the Effective Date, MVP will retain 0.60% of Customer's nominated receipts volumes as the Retainage Factor.

MVP will track the actual experienced fuel and lost and unaccounted for gas experienced to provide transportation service on the system. MVP will account for all under or over recovered fuel and lost and unaccounted for gas in FERC Account 186. Beginning with the date the Project is placed into service, MVP shall adjust the Retainage Factor from time to time, but at least on a quarterly basis, to more accurately reflect actual experienced fuel and lost and unaccounted for gas on the MVP Transmission System, plus or minus any under or over-recovered fuel and lost and unaccounted for gas; however, in no event will the Retainage Factor be less than zero. MVP shall adjust the Retainage Factor to reflect changes in the actual experienced fuel and unaccounted for gas on the MVP Transmission system in accordance with Section 6.28 of MVP’s FERC Gas Tariff.

Except as expressly stated herein, MVP’s applicable maximum rates and charges set forth in the Statement of Rates of its Tariff continue to apply.

(2)

Customer acknowledges that it is electing Negotiated Rates as an alternative to the rates and charges set forth in the Statement of Rates of MVP’s Tariff applicable to Rate Schedule FTS, as revised from time to time.

(3)

This Exhibit C is effective the later of (i) November 1, 2018 or (ii) first day of the month immediately following the date on which MVP is authorized by FERC to commence service on the Project facilities and MVP is first able, in its reasonable judgment/ to provide Customer with its full 15,000 Dth/day MDQ of firm transportation service from 50002N - Mobley Run to 9012610 - Cherrystone utilizing the Project Capacity and continues in effect for a primary period of twenty (20) years

(4)

In the event any provision of this Exhibit C is held to be invalid, illegal or unenforceable by any court, regulatory agency, or tribunal of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions, terms or conditions shall not in any way be affected or impaired thereby, and the term, condition, or provision which is held illegal or invalid shall be deemed modified to conform to such rule of law, but only for the period of time such order, rule, regulation, or law is in effect.

(5)	Other Special Provisions:

None.

IN WITNESS WHEREOF, Customer and MVP have executed this Exhibit C by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	MOUNTAIN VALLEY PIPELINE, LLC: By and through its operator, EQM Gathering Opco, LLC
By _/s/ Paul W. Nester 23 APR 2024_______________	By _________________________________
(Date)	(Date)
Title _President and CEO________________________________	Title ________________________________